Supplement dated September 1, 2023
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
•
Effective May 1, 2023, the Lord Abbett Series Fund, Inc. – Growth and Income Portfolio: Class VC is no longer available to receive transfers or new purchase payments.
•
Effective May 1, 2023, the name of the following investment option is updated as follows:
CURRENT NAME	UPDATED NAME
Columbia Funds Variable Series Trust II - CTIVP®- Loomis Sayles Growth Fund: Class 1	Columbia Funds Variable Series Trust II - CTIVP®- Principal Blue Chip Growth Fund: Class 1
ISP-0720